                                                                     EXHIBIT 2.1

                            STOCK PURCHASE AGREEMENT

         THIS AGREEMENT is made as of August 22, 1995, between Collagen Corporation, a Delaware corporation ("Collagen"), LipoMatrix, Incorporated, a British Virgin Islands corporation ("LipoMatrix"), each of the investors in LipoMatrix listed on Exhibit A hereto who has executed a signature page in counterpart hereto (each such investor being referred to as a "Seller"), and directors B.J. Cassin, John Steuart and Petri Vainio.

         WHEREAS, LipoMatrix has heretofore issued Common Stock, Series A Preferred Stock, Series B Preferred Stock, Warrants to purchase Common Stock ("Warrants") and Convertible Subordinated Promissory Notes, options to purchase Common Stock ("Stock Options") and rights (collectively referred to as "Securities") to the Sellers in the amounts set forth on Exhibit A; and

         WHEREAS, Collagen has offered to purchase the Securities of all Sellers at a price of $2.10 per share of Common Stock (or in the case of Securities other than Common Stock, per share of Common Stock into which such Securities are convertible); and

         WHEREAS, by execution hereof each Seller accepts the Collagen offer to purchase all of the Securities owned by each Seller, and by this Agreement Collagen and Seller intend to set forth the terms of the purchase and sale of its Securities;

         NOW, THEREFORE, the parties hereto agree as follows:

         1. Purchase and Sale of Stock. Each Seller hereby agrees to sell to Collagen, and Collagen hereby agrees to purchase from each Seller, all of the Securities shown on Exhibit A as owned by such Seller at a price of $2.10 in cash per share of Common Stock (or in the case of Securities other than Common Stock, per share of Common Stock into which such Securities are convertible), net of the exercise price in the case of the Warrants or Stock Options, subject to adjustment in accordance with Section 7(a) below.

         2. Closing. The closing of the sale and purchase shall take place on Wednesday, January 3, 1996 at 10:00 a.m. at the offices of the Venture Law Group, 2800 Sand Hill Road, Menlo Park, California 94025 (the "Closing"). At the Closing, each Seller shall deliver to Collagen the certificates evidencing the Securities owned by such Seller together with a duly executed stock power transferring the Securities represented by such certificates to Collagen, and Collagen shall deliver to each such Seller a check for the purchase price thereof calculated as set forth in Section 1 above.

         3. Irrevocable Proxy. Each Seller hereby grants Collagen an irrevocable proxy, which shall be deemed coupled with an interest, to vote all of the Securities or voting securities issuable upon conversion or exercise of such Securities owned or subject to acquisition by such Seller set forth on Exhibit A, which have voting rights for any purpose whatsoever, to vote such securities in any manner and on any matter that Collagen so desires.

         4. Representations of Collagen. Collagen represents and warrants to each Seller that:

                 (a) Information Concerning Company. Collagen is familiar with the business operations and financial condition of LipoMatrix, has received or has been given reasonable access to all such information as Collagen has deemed necessary and appropriate to enable Collagen to evaluate the purchase of the Securities, and has made its decision to purchase the Securities independent of any information provided by the Sellers.

                 (b) Investment Intent. Collagen is purchasing the Securities for investment for Collagen's own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act").

                 (c) Authorization. Collagen has obtained all necessary corporate authorization, and will use its best efforts to obtain all necessary other authorization, to purchase the Securities.

         5. Representations of Sellers. Each Seller represents for himself, herself or itself that:

                 (a) Such Seller owns the Securities shown on Exhibit A, which are owned by such Seller free and clear of any encumbrance or adverse claim, and such Securities constitute the only securities or rights to acquire securities of LipoMatrix held by such Seller.

                 (b) Such Seller has the full right power and authority to sell and transfer the Securities owned by such Seller to Collagen.

                 (c) Except in the case of Sellers who are full-time employees of LipoMatrix, such Seller has no other claim for any securities of LipoMatrix, except as set forth on Exhibit A, nor any claim for any payments from Collagen or LipoMatrix except as set forth herein.

                 (d) Each Seller agrees that it will not sell, transfer or otherwise encumber any of the Securities or securities issued or issuable upon conversion or exercise thereof other than pursuant to this Agreement.

                 Other than as aforesaid, Sellers make no representation or warranty of any kind or nature.

         6. Conditions. The obligation of Collagen to purchase the Securities is subject to the following express conditions:

                 (a) Consummation of such purchase from all Sellers and assuming conversion of all convertible Securities owned or to be acquired by Collagen (including all convertible Securities owned or so purchased), Collagen would possess at least 80% of the total voting power of the stock of LipoMatrix within the meaning of Section 368(c) of the Internal Revenue Code of 1986, as amended; provided, however, that all securities issued by LipoMatrix after the directors have resigned pursuant to Section 8 below and their successors, as approved by

Collagen have been duly appointed, other than securities issued upon exercise or conversion of currently outstanding securities, shall be excluded from the foregoing calculation.

                 (b) The waiting period, if any, required under the Hart Scott Rodino Antitrust Improvements Act of 1976 shall have expired or been earlier terminated, if the requirements of such Act are applicable. Collagen and LipoMatrix agree to make all filings and other disclosures required under such Act and to provide any information requested in connection therewith, if compliance with such Act is necessary for the consummation of the transactions contemplated by this agreement.

                 (c) Any qualification or permit under the California Securities Law of 1968, as amended, or the securities laws of any other jurisdiction, or under the laws of the British Virgin Islands necessary to consummate the purchase and sale of Securities contemplated herein shall have been obtained. Collagen shall use its best efforts to obtain such qualification or permit, and each Seller agrees to cooperate with Collagen to the extent necessary to obtain any such qualification or permit.

                 Other than the foregoing conditions, or breach by the Sellers, the obligations of Collagen to purchase the Securities and otherwise as set forth herein are absolute and unconditional.

         7. Each party shall bear its own expenses in connection with the transaction contemplated hereby, provided that:

                 (a) LipoMatrix will pay the fees and expenses of Robertson, Stephens & Co. for financial advisory services to the Special Committee of the Board of Directors up to a maximum of all such fees and expenses of $100,000; provided that any such fees and expenses in excess of such amount shall be paid by LipoMatrix and a corresponding reduction in the purchase price per share of Common Stock payable by Collagen, as currently set forth in
Section 1 above, shall be made to offset such aggregate excess payment.

                 (b) LipoMatrix will pay the reasonable fees and expenses of Brobeck, Phleger & Harrison as counsel to the Special Committee of the Board of Directors and in connection with the preparation and consummation of this Agreement, not to exceed $25,000.

         8. Resignation of Directors; Certain Options and Shares. B.J. Cassin, John Steuart and Petri Vainio shall resign as directors of LipoMatrix promptly following execution and delivery of this Agreement. Each director agrees that all Stock Options held by him shall be cancelled as of the date hereof. Upon the Closing, Collagen shall pay to each of the directors, in cancellation of all of their respective Stock Options which are held by them and have vested as of the date hereof, an amount equal to the excess of $2.10 per share (subject to adjustment in accordance with Section 7(a) herein) over the exercise price thereof. The number of Stock Options in which each director has vested as of the date hereof is as follows: B.J. Cassin: 20,000; John Steuart:
40,000 and Petri Vainio: 20,000. In addition, the obligations of LipoMatrix to issue 70,000 shares to Alafi Capital Company in consideration of services in connection with the transponder project pursuant to a Consulting Agreement dated September 1,1994 shall be cancelled, and in lieu thereof Collagen shall pay to Alafi Capital Company at the Closing the sum of $2.10 per share issuable pursuant to such Agreement, as adjusted pursuant to
Section 7(a) above. Each of Alafi Capital Company and each of the aforesaid directors agrees that he or it has no other agreement with the Company nor any other right to acquire any securities of the Company; and in furtherance of the foregoing, Alafi Capital Company agrees that the Consulting Agreement with LipoMatrix dated September 1, 1994 and all rights thereunder shall be terminated as of the date hereof.

         9.      General Provisions.

                 (a) Governing Law. This Agreement shall be governed by the laws of the State of California.

                 (b) Entire Agreement. This Agreement represents the entire agreement between the parties with respect to the sale and purchase of the Securities and may only be modified or amended in a writing signed by the parties affected.

                 (c) Specific Performance. The parties hereto acknowledge that damages at law would be an inadequate remedy for any breach hereof, and agree that upon any such breach the non-breaching party shall be entitled to obtain equitable relief, including specific performance, from any court of appropriate jurisdiction.

                 (d) Termination of Purchase Option. Each Director and each Seller agree that all rights which such Director or Seller have under
Section 6 (Purchase Option) of the License, Supply and Option Agreement made as of March 24, 1995 between Collagen and LipoMatrix and Collagen and LipoMatrix hereby agree that such section is terminated as of the date of this Agreement and of no further force or effect, and the Stockholder Option Agreement entered into by any such Director or Seller on January 19, 1993 are hereby terminated.

                 (e) Withholding. Payments to each Seller or Director under this Agreement shall be net of any applicable withholding taxes imposed by any taxing authority, unless the Seller provides documentation or other evidence establishing an exemption from such withholding.

                 (f) Counterparts. This Agreement may be executed in counterparts with each Seller executing a separate counterpart, and all such counterparts shall constitute one and the same instrument.

                 (g) Venture Law Group. EACH PARTY TO THIS AGREEMENT THAT HAS BEEN OR CONTINUES TO BE REPRESENTED BY VENTURE LAW GROUP ("VLG') HEREBY ACKNOWLEDGES THAT RULE 3-310 OF THE RULES OF PROFESSIONAL CONDUCT PROMULGATED BY THE STATE BAR OF CALIFORNIA REQUIRES AN ATTORNEY TO AVOID REPRESENTATIONS IN WHICH THE ATTORNEY HAS OR HAD A RELATIONSHIP WITH ANOTHER PARTY INTERESTED IN THE REPRESENTATION WITHOUT THE INFORMED WRITTEN CONSENT OF ALL PARTIES AFFECTED. BY EXECUTING THIS AGREEMENT, EACH SUCH PARTY GIVES HIS OR ITS INFORMED WRITTEN CONSENT TO THE REPRESENTATION OF

COLLAGEN CORPORATION BY VLG IN CONNECTION WITH THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY. THE PARTIES ALSO ACKNOWLEDGE THAT CRAIG W. JOHNSON, A MEMBER OF VLG, IS A MEMBER OF THE BOARD OF DIRECTORS AND SECRETARY OF COLLAGEN CORPORATION.

      IN WITNESS WHEREOF, Collagen and the Sellers have executed this Agreement as of the date and year first above written.

                                                   COLLAGEN CORPORATION
                                                   a Delaware corporation


                                                   By
                                                      --------------------------
                                                   Gary S. Petersmeyer President

[SEAL]

 Attest:


- -------------------------------
Craig W. Johnson, Secretary

                                              LIPOMATRIX, INCORPORATED, a
                                              British Virgin Islands corporation



                                              By
                                                --------------------------------
                                                     Terry Knapp
                                                      President

[SEAL]
 Attest:

- ---------------------
      Secretary

                                              Directors:



                                              ----------------------------------
                                              John Steuart



                                              ----------------------------------
                                              B.J. Cassin



                                              ----------------------------------
                                              Petri Vainio

         IN WITNESS WHEREOF, the parties have duly executed this Stock Purchase Agreement as of the day and year first set forth above.

                                                     A/W COMPANY

                                                     By:
                                                        ------------------------

                                                     Title:
                                                           ---------------------

         IN WITNESS WHEREOF, the parties have duly executed this Stock Purchase Agreement as of the day and year first set forth above.

                                                     A/W COMPANY

                                                     By:
                                                        ------------------------

                                                     Title:
                                                           ---------------------

         IN WITNESS WHEREOF, the parties have duly executed this Stock Purchase Agreement as of the day and year first set forth above.

                                                     ALAFI CAPITAL COMPANY

                                                     By:
                                                        ------------------------

                                                     Title:
                                                           ---------------------

         IN WITNESS WHEREOF, the parties have duly executed this Stock Purchase Agreement as of the day and year first set forth above.

                                                     ALTA BERKELEY ASSOCIATES

                                                     By:
                                                        ------------------------

                                                     Title:
                                                           ---------------------

         IN WITNESS WHEREOF, the parties have duly executed this Stock Purchase Agreement as of the day and year first set forth above.

                                                     ALTA-BERKELEY III, C.V.

                                                     By:
                                                        ------------------------

                                                     Title:
                                                           ---------------------

         IN WITNESS WHEREOF, the parties have duly executed this Stock Purchase Agreement as of the day and year first set forth above.


                                                      --------------------------
                                                      B.J. Cassin

         IN WITNESS WHEREOF, the parties have duly executed this Stock Purchase Agreement as of the day and year first set forth above.


                                                   -----------------------------
                                                   B.J. Cassin, Conservator for
                                                   Robert Cassin

         IN WITNESS WHEREOF, the parties have duly executed this Stock Purchase Agreement as of the day and year first set forth above.


                                                     ---------------------------
                                                     Brian Clevinger

         IN WITNESS WHEREOF, the parties have duly executed this Stock Purchase Agreement as of the day and year first set forth above.


                                                      --------------------------
                                                      Pierre Comte

         IN WITNESS WHEREOF, the parties have duly executed this Stock Purchase Agreement as of the day and year first set forth above.



                                                    ----------------------------
                                                    Brevator J. Creech

         IN WITNESS WHEREOF, the parties have duly executed this Stock Purchase Agreement as of the day and year first set forth above.



                                                      --------------------------
                                                      Gerald C. Down

         IN WITNESS WHEREOF, the parties have duly executed this Stock Purchase Agreement as of the day and year first set forth above.



                                                     ---------------------------
                                                     Larry G. Gerdes

         IN WITNESS WHEREOF, the parties have duly executed this Stock Purchase Agreement as of the day and year first set forth above.

                                                      THE WALLACE R. HAWLEY AND
                                                      ALEXANDRA HAWLEY REVOCABLE
                                                      TRUST U/A/D/ 07/30/92

                                                      By:
                                                         -----------------------

                                                      Title:
                                                            --------------------

         IN WITNESS WHEREOF, the parties have duly executed this Stock Purchase Agreement as of the day and year first set forth above.

                                                 JEFFREY AND JUDY HENLEY TRUST I
                                                 DATED 10-23-89

                                                 -------------------------------
                                                 Jeffrey O. Henley, Trustee

                                                 -------------------------------
                                                 Judy Henley, Trustee

         IN WITNESS WHEREOF, the parties have duly executed this Stock Purchase Agreement as of the day and year first set forth above.



                                                      --------------------------
                                                      Paul K. Joas

         IN WITNESS WHEREOF, the parties have duly executed this Stock Purchase Agreement as of the day and year first set forth above.

                                               RICHARD P. JOBE, TRUSTEE,
                                               RICHARD P. JOBE M.D., INC. PROFIT
                                               SHARING PLAN AND TRUST

                                               By:
                                                  ------------------------------

                                               Title:
                                                     ---------------------------

         IN WITNESS WHEREOF, the parties have duly executed this Stock Purchase Agreement as of the day and year first set forth above.

                                               JOBE FAMILY LIVING TRUST DATED
                                               10/30/90

                                               ---------------------------------
                                               Andrea Jobe, Trustee

                                               ---------------------------------
                                               Richard P. Jobe, Trustee

         IN WITNESS WHEREOF, the parties have duly executed this Stock Purchase Agreement as of the day and year first set forth above.



                                                       -------------------------
                                                       Craig W. Johnson

         IN WITNESS WHEREOF, the parties have duly executed this Stock Purchase Agreement as of the day and year first set forth above.



                                                        ------------------------
                                                        Roy Kirkorian

         IN WITNESS WHEREOF, the parties have duly executed this Stock Purchase Agreement as of the day and year first set forth above.


                                                 -------------------------------
                                                 Eugene Kleiner and Rose Kleiner

         IN WITNESS WHEREOF, the parties have duly executed this Stock Purchase Agreement as of the day and year first set forth above.


                                       -----------------------------------------
                                       Donald L. Lucas, Successor Trustee Profit
                                       Sharing Trust dated 1-1-87

         IN WITNESS WHEREOF, the parties have duly executed this Stock Purchase Agreement as of the day and year first set forth above.


                                                      RICHARD M. LUCAS CANCER
                                                      FOUNDATION

                                                      By:
                                                         -----------------------

                                                      Title:
                                                            --------------------

         IN WITNESS WHEREOF, the parties have duly executed this Stock Purchase Agreement as of the day and year first set forth above.

                                                    OSTER FAMILY REVOCABLE TRUST
                                                    DTD. 10-5-76, as amended

                                                    ----------------------------
                                                    Robert J. Oster, Trustee

                                                    ----------------------------
                                                    Marion E. Oster, Trustee

         IN WITNESS WHEREOF, the parties have duly executed this Stock Purchase Agreement as of the day and year first set forth above.

                                                     PORTOLA VALLEY VENTURES

                                                     By:
                                                        ------------------------

                                                     Title:
                                                           ---------------------

         IN WITNESS WHEREOF, the parties have duly executed this Stock Purchase Agreement as of the day and year first set forth above.



                                                       -------------------------
                                                       Noel P. Rahn

         IN WITNESS WHEREOF, the parties have duly executed this Stock Purchase Agreement as of the day and year first set forth above.

                                                 ST. FRANCIS GROWTH FUND


                                                 By:
                                                    --------------------

                                                 Title:
                                                       -----------------

         IN WITNESS WHEREOF, the parties have duly executed this Stock Purchase Agreement as of the day and year first set forth above.

                                            SAND HILL FINANCIAL COMPANY

                                            By:
                                               ------------------------

                                            Title:
                                                  ---------------------

         IN WITNESS WHEREOF, the parties have duly executed this Stock Purchase Agreement as of the day and year first set forth above.

                                            SIERRA VENTURES IV, L.P.


                                            By:
                                               ---------------------

                                            Title:
                                                  ------------------

         IN WITNESS WHEREOF, the parties have duly executed this Stock Purchase Agreement as of the day and year first set forth above.

                                                 SIERRA VENTURES IV
                                                 INTERNATIONAL, L.P.


                                                 By:
                                                    ----------------

                                                 Title:
                                                       -------------

         IN WITNESS WHEREOF, the parties have duly executed this Stock Purchase Agreement as of the day and year first set forth above.

                                                 SILVERMAN FAMILY TRUST DTD
                                                 6-2-88

                                                 By:
                                                    -----------------------

                                                 Title:
                                                       --------------------

         IN WITNESS WHEREOF, the parties have duly executed this Stock Purchase Agreement as of the day and year first set forth above.



                                            -------------------------
                                            John Steuart

         IN WITNESS WHEREOF, the parties have duly executed this Stock Purchase Agreement as of the day and year first set forth above.



                                            ------------------------
                                            Henry E. Stickney

         IN WITNESS WHEREOF, the parties have duly executed this Stock Purchase Agreement as of the day and year first set forth above.



                                            ------------------------
                                            Petri Vainio

         IN WITNESS WHEREOF, the parties have duly executed this Stock Purchase Agreement as of the day and year first set forth above.

                                            VLG INVESTMENTS 1993

                                            By:
                                               -----------------

                                            Title:
                                                  --------------

         IN WITNESS WHEREOF, the parties have duly executed this Stock Purchase Agreement as of the day and year first set forth above.

                                            WS INVESTMENT COMPANY 92A


                                            By:
                                               ----------------------

                                            Title:
                                                  -------------------

                                   EXHIBIT A

                              SCHEDULE OF SELLERS


- - A/W COMPANY
                                   Number         As Converted            Total
                                   ------         ------------            -----
Series A                        2,020,409            2,020,409        2,020,409
                                                     ---------

- - ALAFI CAPITAL COMPANY

                                   Number         As Converted            Total
                                   ------         ------------            -----
Series B (1)                      180,000              180,000
Series B (2)                      466,666              466,666
Warrants (2)                       58,333               58,333
Series B (3)                      332,188              332,188
Warrants (3)                       41,524               41,524
Notes                         $177,906.25              118,604        1,197,315
                                                       -------

- - ALTA BERKELEY ASSOCIATES

                                   Number         As Converted            Total
                                   ------         ------------            -----
Series B(3)                       800,000              800,000
Warrants(3)                       100,000              100,000          900,000
                                                       -------

- - ALTA BERKELEY III, C.V.

                                   Number         As Converted            Total
                                   ------         ------------            -----
Notes                          $71,553.75               47,403           47,403
                                                        ------

- - B.J. CASSIN

                                   Number         As Converted            Total
                                   ------         ------------            -----
Series B (1)                      280,000              280,000
Series B (2)                      217,781              217,781
Warrants (2)                       27,222               27,222
Series B (3)                       99,803               99,803
Warrants (3)                       12,476               12,476
Notes                             $53,450               35,633
Options                            20,000               20,000          692,915
                                                        ------


- - B.J. CASSIN, CONSERVATOR FOR ROBERT CASSIN

                                Number            As Converted            Total
                                ------            ------------            -----
Series B (1)                     8,000                   8,000
Series B (2)                     6,222                   6,222
Warrants (2)                       777                     777
Series B (3)                     2,851                   2,851
Warrants (3)                       356                     356
Notes                        $1,527.50                   1,018           19,224
                                                         -----


- - BRIAN CLEVINGER

                                Number            As Converted            Total
                                ------            ------------            -----
Common                         150,000                 150,000          150,000
                                                       -------


- - PIERRE COMTE

                                Number            As Converted            Total
                                ------            ------------            -----
Notes                         $100,000                  66,667           66,667
                                                        ------


- - BREVATOR J. CREECH

                                Number            As Converted            Total
                                ------            ------------            -----
Series B (1)                    20,000                  20,000
Series B (2)                    10,000                  10,000
Warrants (2)                     1,250                   1,250
Series B (3)                    20,000                  20,000
Warrants (3)                     2,500                   2,500           53,750
                                                        ------


- - GERALD C. DOWN

                                Number            As Converted            Total
                                ------            ------------            -----
Series B (1)                     8,000                   8,000
Series B (2)                     6,222                   6,222
Warrants (2)                       777                     777
Series B (3)                     2,851                   2,851
Warrants (3)                       356                     356
Notes                        $1,527.50                   1,018           19,224
                                                         -----

- - LARRY G. GERDES

                                Number            As Converted            Total
                                ------            ------------            -----
Series B (1)                     8,000                   8,000
Series B (2)                     6,222                   6,222
Warrants  (2)                      777                     777
Series B (3)                     2,851                   2,851
Warrants (3)                       356                     356
Notes                        $1,527.50                   1,018           19,224
                                                         -----
- - THE TRUSTEES OF THE WALLACE B. HAWLEY AND ALEXANDRA HAWLEY REVOCABLE TRUST

                                Number            As Converted            Total
                                ------            ------------            -----
Series B (1)                     8,000                   8,000
Series B (2)                     6,222                   6,222
Warrants  (2)                      777                     777
Series B (3)                     2,851                   2,851
Warrants (3)                       356                     356
Notes                        $1,527.50                   1,018           19,224
                                                         -----
- - JEFFREY 0. HENLEY & JUDY HENLEY, TRUSTEES OF HENLEY TRUST

                                Number            As Converted            Total
                                ------            ------------            -----
Series B (1)                     8,000                   8,000
Series B (2)                     6,222                   6,222
Warrants (2)                       777                     777
Series B (3)                     2,851                   2,851
Warrants (3)                       356                     356
Notes                        $1,527.50                   1,018           19,224
                                                         -----
- - PAUL K. JOAS

                                Number            As Converted            Total
                                ------            ------------            -----
Series B (1)                     8,000                   8,000
Series B (2)                     6,222                   6,222
Warrants (2)                       777                     777
Series B (3)                     2,851                   2,851
Warrants (3)                       356                     356
Notes                        $1,527.50                   1,018           19,224
                                                         -----
- - RICHARD P. JOBE, TRUSTEE, RICHARD P. JOBE M.D., INC.  PROFIT SHARING PLAN AND TRUST

                                Number            As Converted            Total
                                ------            ------------            -----
Series B (1)                    20,000                  20,000           20,000
                                                        ------

- - ANDREA JOBE & RICHARD JOBE, TRUSTEE OF JOBE LIVING TRUST

                                Number            As Converted            Total
                                ------            ------------            -----
  Series B (2)                  10,000                  10,000
  Warrants (2)                   1,250                   1,250
  Notes                         10,000                  10,000           21,250
                                                        ------

  - CRAIG W. JOHNSON

                                Number            As Converted            Total
                                ------            ------------            -----
  Common                         1,275                   1,275
  Series A                      10,204                  10,204           11,479
                                                        ------

  - ROY KIRKORIAN

                                Number            As Converted            Total
                                ------            ------------            -----
  Series B(1)                    8,000                   8,000
  Series B (2)                   6,222                   6,222
  Warrants (2)                     777                     777
  Series B (3)                   2,851                   2,851
  Warrants (3)                     356                     356
  Notes                      $1,527.50                   1,018           19,224
                                                         -----

  - EUGENE KLEINER AND ROSE KLEINER

                                Number            As Converted            Total
                                ------            ------------            -----
  Series B (1)                  40,000                  40,000           40,000
                                                        ------

- - DONALD LUCAS, SUCCESSOR TRUSTEE PROFIT SHARING TRUST DATED 1-1-87

                                Number            As Converted            Total
                                ------            ------------            -----
  Series B (1)                  50,000                  50,000
  Series B (2)                  38,889                  38,889
  Warrants (2)                   4,861                   4,861
  Series B (3)                  17,822                  17,822
  Warrants (3)                   2,229                   2,229
  Notes                      $9,541.25                   6,361          120,162
                                                        ------

- - RICHARD M. LUCAS CANCER FOUNDATION

                                Number            As Converted            Total
                                ------            ------------            -----
Series  B  (1)                  50,000                  50,000
Series  B  (2)                  38,889                  38,889
Warrants   (2)                   4,861                   4,861
Series  B  (3)                  17,822                  17,822
Warrants   (3)                   2,229                   2,229
Notes                        $9,541.25                   6,361          120,162
                                                        ------

- - ROBERT J. & MARION E. OSTER, TRUSTEE OSTER FAMILY REVOCABLE  TRUST

                                Number            As Converted            Total
                                ------            ------------            -----
Series B (1)                     8,000                   8,000
Series B (2)                     6,222                   6,222
Warrants (2)                       777                     777
Series B (3)                     2,851                   2,851
Warrants (3)                       356                     356
Notes                        $1,527.50                   1,018           19,224
                                                         -----

- -  PORTOLA  VALLEY VENTURES

                                Number            As Converted            Total
                                ------            ------------            -----
Series B (1)                    20,000                  20,000           20,000
                                                        ------

- - NOEL P. RAHN

                                Number            As Converted            Total
                                ------            ------------            -----
Series B (1)                     8,000                   8,000
Series B (2)                     6,222                   6,222
Warrants (2)                       777                     777
Series B (3)                     2,851                   2,851
Warrants (3)                       356                     356
Notes                        $1,527.50                   1,018           19,224
                                                         -----

- -  SAND HILL FINANCIAL COMPANY

                                Number            As Converted            Total
                                ------            ------------            -----
Series B (1)                   120,000                 120,000
Series B (2)                    93,333                  93,333
Warrants (2)                    11,666                  11,666
Series B (3)                    42,772                  42,772
Warrants (3)                     5,347                   5,347
Notes                           906.25                  15,271          288,389
                                                        ------

- - SIERRA VENTURES IV, LP

                                Number            As Converted            Total
                                ------            ------------            -----
Series B (1)                   769,200                 769,200
Series B (2)                   448,700                 448,700
Warrants (2)                    56,087                  56,087
Series B (3)                   244,178                 244,178
Warrants (3)                    30,522                  30,522
Notes                      $130,771.25                  87,181        1,635,868
                                                       -------
- - SIERRA VENTURES IV INTERNATIONAL, L.P.

                                Number            As Converted            Total
                                ------            ------------            -----
Series B (1)                    30,800                  30,800
Series B (2)                    17,967                  17,967
Warrants (2)                     2,246                   2,246
Series B (3)                     9,777                   9,777
Warrants (3)                     1,222                   1,222
Notes                        $5,236.25                   3,491           65,503
                                                       -------
- - ARNOLD N. SILVERMAN, TRUSTEE, SILVERMAN FAMILY TRUST

                                Number            As Converted            Total
                                ------            ------------            -----
Series B (1)                     8,000                   8,000
Series B (2)                     6,222                   6,222
Warrants (2)                       777                     777
Series B (3)                     2,851                   2,851
Warrants (3)                       356                     356
Notes                        $1,527.50                   1,018           19,224
                                                       -------
- - JOHN STEUART
                                Number            As Converted            Total
                                ------            ------------            -----
Common                         100,000                 100,000
Options                         40,000                  40,000          140,000
                                                       -------

- - ST. FRANCIS GROWTH FUND

                                Number            As Converted            Total
                                ------            ------------            -----
Series B (1)                    12,000                  12,000
Series B (2)                     9,333                   9,333
Warrants (2)                     1,166                   1,166
Series B (3)                     4,277                   4,277
Warrants (3)                       535                     535
Notes                        $2,291.25                   1,528           28,839
                                                       -------

- - HENRY E. STICKNEY

                                Number            As Converted            Total
                                ------            ------------            -----
Series B (1)                     8,000                   8,000
Series B (2)                     6,222                   6,222
Warrants (2)                       777                     777
Series B (3)                     2,851                   2,851
Warrants (3)                       356                     356
Notes                        $1,527.50                   1,018           19,224
                                                         -----

- - PETRI VAINIO

                                Number            As Converted            Total
                                ------            ------------            -----
Options                         20,000                  20,000           20,000
                                                        ------

- - VLG INVESTMENTS 1993

                                Number            As Converted            Total
                                ------            ------------            -----
Series B (1)                    20,000                  20,000           20,000
                                                        ------

- - WS INVESTMENT COMPANY 92A

                                Number            As Converted            Total
                                ------            ------------            -----
Common                          12,750                  12,750
Series A                       102,040                 102,040          114,790
                                                       -------

(1) Denotes shares purchased January 19, 1993, February 26, 1993 or March 19, 1993.
(2) Denotes shares and warrants purchased February 11, 1994.
(3) Denotes shares and warrants purchased August 31, 1994.